                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-42

                             SCUDDER PORTFOLIO TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Balanced Fund

Annual Report to Shareholders

December 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2004

Class AARP has been created especially for members of AARP. After December 31, 2004, Class S shares will generally not be available to new investors. (For details see the Fund's prospectus and statement of account management resources.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

Returns and rankings for the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without the waiver/reimbursement, returns and rankings would have been lower.

Returns shown for Class AARP for periods prior to its inception on August 28, 2000 are derived from historical performance of Class S of Scudder Balanced Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/04
Scudder Balanced Fund	1-Year	3-Year	5-Year	10-Year
Class S	6.52%	1.94%	-.58%	8.74%
Class AARP	6.46%	1.92%	-.58%	8.74%
S&P 500 Index+	10.88%	3.59%	-2.30%	12.07%
Lehman Brothers Aggregate Bond Index++	4.34%	6.19%	7.71%	7.72%
Russell 1000 Growth Index+++	6.30%	-.18%	-9.29%	9.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/04	$ 17.49	$ 17.49
12/31/03	$ 16.75	$ 16.74
Distribution Information: Twelve Months: Income Dividends as of 12/31/04	$ .33	$ .33
Class S Lipper Rankings — Balanced Funds Category as of 12/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	424	of	576	74
3-Year	382	of	446	86
5-Year	297	of	368	81
10-Year	89	of	162	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Balanced Fund — Class S [] S&P 500 Index+ [] Lehman Brothers Aggregate Bond Index++ [] Russell 1000 Growth Index+++

Yearly periods ended December 31

The growth of $10,000 is cumulative.

Comparative Results as of 12/31/04
Scudder Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,652	$10,595	$9,716	$23,122
	Average annual total return	6.52%	1.94%	-.58%	8.74%
Class AARP	Growth of $10,000	$10,646	$10,588	$9,714	$23,117
	Average annual total return	6.46%	1.92%	-.58%	8.74%
S&P 500 Index+	Growth of $10,000	$11,088	$11,115	$8,902	$31,258
	Average annual total return	10.88%	3.59%	-2.30%	12.07%
Lehman Brothers Aggregate Bond Index++	Growth of $10,000	$10,434	$11,976	$14,497	$21,038
	Average annual total return	4.34%	6.19%	7.71%	7.72%
Russell 1000 Growth Index+++	Growth of $10,000	$10,630	$9,946	$6,140	$24,994
	Average annual total return	6.30%	-.18%	-9.29%	9.59%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The unmanaged index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

+++ The Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher book-to-price ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Fund Return	Class AARP	Class S
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,040.20	$ 1,042.70
Expenses Paid per $1,000*	$ 4.18	$ 3.89**
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 7/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/04	$ 1,021.04	$ 1,021.33
Expenses Paid per $1,000*	$ 4.14	$ 3.85**

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S**
Scudder Balanced Fund	.81%	.76%

** The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been .77%. For a $1,000 investment, the expenses paid based on the actual fund return would have been $3.97 and the expenses paid based on the hypothetical 5% fund return would have been $3.93.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Balanced Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Balanced Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Head of Large Cap Growth Portfolio Selection Team.

Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

MBA, University of Wisconsin — Madison.

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2004.

Over 32 years of investment industry experience.

MBA, Hofstra University.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2002.

Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

Began investment career in 1979.

MBA, University of Chicago.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund in 2002.

Head of Core Plus Fixed Income.

Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Arnim S. Holzer

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999, having served with the equity and fixed-income investment committees.

Senior Investment Strategist for Asset Allocation.

Previous experience includes 18 years of investment industry experience, including 3 years managing Emerging Markets Fixed Income, Emerging Markets Equity and Emerging Markets balanced accounts at Deltec Asset Management Corporation.

Joined the fund in 2004.

MBA, Fordham University.

Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1991 and the fund in 2004.

Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

Began investment career in 1991.

In the following interview, the investment team discusses the market environment as well as the fund's performance and investment strategy for the most recent fiscal year ended December 31, 2004.

Q:  What is the status of the proposed merger of Scudder Balanced Fund into Scudder Total Return Fund?

A:  All Scudder Balanced Fund shareholders of record on December 13, 2004 received a Notice of a Meeting of Shareholders and a Prospectus/Proxy Statement and were informed that they are entitled to vote on a proposal to merge Scudder Balanced Fund into Scudder Total Return Fund. The Shareholders approved the merger on February 24, 2005. All assets of Scudder Balanced Fund will transfer to Scudder Total Return Fund in exchange for shares of Scudder Total Return Fund and, thus, result in the liquidation of Scudder Balanced Fund. The transaction is anticipated to take place on March 11, 2005.

The Trustees of Scudder Balanced Fund, who unanimously recommended that shareholders vote for this proposal, believe that the proposed merger may provide Scudder Balanced Fund shareholders with the following benefits:

Lower expense ratio — If the merger is approved, Scudder Balanced Fund shareholders are expected to benefit from a lower total fund operating expense ratio. However, there can be no assurance that the merger would result in expense savings.

Compatible investment opportunity — The merger offers shareholders of Scudder Balanced Fund the opportunity to invest in a substantially larger combined fund with compatible investment objectives and policies. Both funds also have substantially the same portfolio management team and follow substantially similar investment processes.

Q:  Why is this proposal being made for Scudder Balanced Fund?

A:  This proposal is part of a larger effort to streamline and restructure the Scudder family of funds and ultimately eliminate redundancies in the product lineup. If approved, the merger should offer Scudder Balanced Fund shareholders the opportunity to invest in a substantially larger combined fund with a lower total fund operating expense ratio.

Q:  How would you characterize the performance of the US stock market during 2004?

A:  The US stock market produced its second consecutive year of strong gains in 2004. A combination of steady economic growth and positive corporate earnings news provided a favorable backdrop. However, the gain in stock prices was uneven, as investors reacted to the risk factors that characterized the past year. At various points, stocks were pressured by strength in the price of crude oil, which rose above $55 at its peak in mid-October; the uncertainty ahead of the November presidential election; and concerns about the insurgency in Iraq. In this uncertain — but ultimately favorable — environment, the value style outperformed growth, while small companies outpaced their large-cap counterparts. Among industry sectors, energy was the best performer, while health care and technology in general lagged.

Q:  What were the key drivers of performance in the bond market?

A:  The US bond market produced solid gains for investors despite the decision by the Federal Reserve Board (the Fed) to begin raising short-term interest rates in order to prevent inflation and other negative effects caused by economic overheating.1 The Fed boosted rates by a quarter point on five occasions during the year, bringing the benchmark federal funds rate to 2.25% at year-end, versus 1.00% when the year began. This development took a toll on short-term issues, which are most sensitive to the Fed moves. Two-year rates rose 1.25%, from 1.82% to 3.07%, while five-year rates rose 0.39%, from 3.22% to 3.61%. (Rising bond yields reflect falling prices and vice versa.) Longer-dated Treasuries provided better performance, as the yield on the 10-year note declined from 4.26% to 4.22% as its price rose. The outperformance of longer-term bonds was the result of two factors: first, the market's outlook that future economic growth will slow; and second, the continued demand for US Treasuries from foreign central banks. Elsewhere in the bond market, corporate, mortgage-backed and asset-backed issues turned in solid performances as demand for securities with higher yields remained robust.2

1 The Federal Reserve Board is the seven-member Board of Governors that oversees Federal Reserve Banks, establishes monetary policy interest rates credit, etc.) and monitors the economic health of the country.

2 Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other providers of credit.

Q:  How did the fund perform?

A:  For the year ended December 31, 2004, Class S shares of the fund posted a total return of 6.52%. (Past performance is no guarantee of future results. Please see pages 4 through 5 for performance of other share classes and more complete performance information.) This compares with the 10.88% return of the fund's equity benchmark, the S&P 500 Index, and the 4.34% return of its bond benchmark, the Lehman Brothers Aggregate Bond Index. The Lipper Balanced Funds category posted an average return of 7.93% for the 12-month period.3

Historically, the equity portion of the fund has been managed based on a large-cap growth discipline. Over the last 12 months, the performance of large-cap growth stocks, as measured by the Russell 1000 Growth Index, while positive, lagged the returns of large-cap value stocks and smaller-capitalization stocks. The Russell 1000 Growth Index returned 6.30% for the 12 months ended December 31, while the Russell 1000 Value Index and the Russell 2000 Index returned 16.49% and 18.33%, respectively.4 Therefore, while the equity portion of the portfolio achieved competitive performance within the large-cap growth sector of the market, the fact that value stocks and small-cap stocks outperformed large-cap growth is a significant reason why the fund underperformed its peers.

3 The Lipper Balanced Funds category includes portfolios whose primary objective is to conserve principal by maintaining at all times a balance of stocks and bonds. Typically, the stock/bond ratio is around 60%/40%. It is not possible to invest directly in a Lipper category.

4 The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have a greater-than-average growth orientation. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, an index that measures the performance of the 3,000 largest US companies based on total market capitalization. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

The new investment process, which was initiated late in the year for Scudder Balanced Fund as well as Scudder Total Return Fund, will reduce the funds' large-cap growth focus. The funds' stock universe was expanded to include large value, small caps and mid caps. The funds' bond universe was expanded to include high yield and emerging-markets income. Over time, this should improve the fund's overall level of diversification and better align it with its peers in the Lipper Balanced Funds category.

Q:  Will you review the processes used for selecting stocks and bonds for the fund's portfolio?

A:  In managing the stock portion of the fund, we begin with a thorough analysis of economic trends. This analysis helps us in our effort to determine sectors and industries that likely will experience the strongest growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's team of research analysts to identify companies that appear to offer the best potential for delivering strong and sustainable earnings growth. Stocks are then chosen based on a thorough evaluation of each company's management and strategy.

In the fixed-income portion of the portfolio, the managers use an in-depth selection process to identify individual issues with the potential to outperform. In addition, they compare investment opportunities across the various fixed-income asset classes and corporate bond sectors in an effort to identify opportunities with the optimal risk-managed return potential. They do not, however, seek to predict the direction of the overall economy or of interest rates. The primary function of the bond portion of the fund is to provide stable returns to offset some of the volatility in the larger equity portion of the fund.

Q:  What factors helped and hurt performance?

A:  In an example of how sector allocation decisions can add value, the fund's overweight in the energy sector proved to be additive to performance.5 Oil prices climbed from about $32 to a high of $55 during the year. This was helpful to the performance of companies in the sector, which reported outstanding profit growth. Our investments remained focused on the long-term growth opportunities created by a long period of underinvestment in the exploration and production of new reserves. (Lower production equates to lower supply, which in turn contributes to higher prices.) A top performer was EOG Resources, Inc. The company raised its forecast for production growth based on the potential of its assets in the Barnett Shale region of Texas. EOG's shares surged during the period, rewarding our overweight. Another point of emphasis within the energy sector remains the energy equipment and service industry, as these firms provide the tools necessary for increased exploration. Nabors Industries, Ltd., one such company, gained strongly during the 12-month period.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark index. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark index.

Performance was helped significantly by our selection within health care. UnitedHealth Group, Inc. completed its acquisition of Oxford Health Plans, enhancing its leadership position within its industry and giving it a more meaningful presence in the key metro New York market. Shares of UnitedHealth Group also rose during the last 12 months. Additionally, within the health care sector, we continue to emphasize the biotechnology and medical equipment industries, as opportunities for additional growth appear plentiful. Examples of strength within these industries include the biotechnology holdings Gilead Sciences, Inc. and Genentech, Inc. and medical equipment company C.R. Bard, Inc. An underweight in the poor-performing pharmaceutical sector proved helpful as well.

On the negative side, weak stock selection in information technology made the largest negative contribution to performance during the year. The resulting impact more than outweighed the positive results we generated within health care. Positions in the computer chip companies Intel Corp., Applied Materials, Inc. and Texas Instruments, Inc. were key detractors. The fund's current positioning within technology emphasizes consistent earners over economically sensitive companies, reflecting our view that industry profit growth is likely to slow.

Within the fixed-income portion of the portfolio, security selection within corporate bonds was a positive contributor to performance. Additionally, an overweight in corporates, which outperformed the overall bond market in 2004, was helpful. The fund's positioning in mortgage- and asset-backed securities also was additive to performance. We are pleased with the contribution made by the fund's fixed-income position during the year.

Q:  Do you have any final thoughts for investors?

A:  It has become increasingly likely that as the economic cycle matures, the rate of economic and earnings growth will slow. As a result, investors have begun to favor large-cap, high-quality companies capable of producing consistent revenue and earnings growth. Given this market backdrop, we are enthused at the prospects for the equity portion of the fund, and we are optimistic that our strategy will continue to be rewarded.

Regarding the fixed-income markets, we are reasonably confident that inflation will not be a major obstacle to favorable performance. This is because US wages — a traditional indicator of inflation pressure — are stable, and also because major corporations can still export labor to countries where it is less expensive. This means that there is plenty of room for worldwide economic recovery without significant wage and price inflation. In turn, the Fed can continue to raise short-term interest rates at a measured pace rather than enacting more rapid moves that would likely hurt bond market performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2004

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

Common Stocks	59%	63%
Fixed Income Holdings	37%	33%
Cash Equivalents	4%	4%
	100%	100%
Fixed Income Holdings (As a Percentage of Long-Term Fixed Income Holdings)	12/31/04	12/31/03

Diversification
Corporate Bonds	30%	23%
Collateralized Mortgage Obligations	19%	18%
Foreign Bonds — US$ Denominated	14%	8%
US Government Backed	11%	9%
Asset Backed	6%	12%
US Government Agency Sponsored Pass-Throughs	6%	19%
Municipal Investments	5%	5%
Commercial and Non-Agency Mortgage-Backed Securities	4%	5%
Government National Mortgage Association	3%	1%
Foreign Bonds — Non US$ Denominated	2%	—
	100%	100%
Quality**	12/31/04	12/31/03

US Government Backed and US Government Sponsored Agencies	39%	47%
AAA*	36%	24%
AA	3%	2%
A	10%	13%
BBB	12%	12%
BB	—	2%
	100%	100%

Weighted Average Quality	AA+	AAA

Five Largest Fixed Income Holdings (5.6% of Net Assets)
1. US Treasury Note, 3.25%, 1/15/2009	2.0%
2. US Treasury Bond, 6.00%, 2/15/2026	1.3%
3. Federal National Mortgage Association "PD", Series 2002-31, 6.00%, 11/25/2021	1.0%
4. Dow Jones CDX, Series 3-3	0.7%
5. Oregon, School Bonds Association GO, Series A, Zero Coupon, 6/30/2014	0.6%

* Category includes cash equivalents.

** The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

Asset allocation, quality and holdings are subject to change.

Equity Holdings (As a Percentage of Equity Holdings)	12/31/04	12/31/03

Sector Diversification
Financials	20%	11%
Information Technology	18%	26%
Health Care	16%	22%
Consumer Discretionary	12%	14%
Industrials	11%	8%
Energy	9%	6%
Consumer Staples	8%	11%
Materials	4%	1%
Telecommunication Services	1%	1%
Utilities	1%	—
	100%	100%
Five Largest Equity Holdings (7.1% of Net Asset)
1. General Electric Co. Industrial conglomerate	1.8%
2. Microsoft Corp. Developer of computer software	1.5%
3. Citigroup, Inc. Provider of diversified financial services	1.3%
4. Bank of America Corp. Provider of commercial banking services	1.3%
5. Johnson & Johnson Provider of health care products	1.2%

Diversification and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

	Shares	Value ($)

Common Stocks 59.9%
Consumer Discretionary 7.3%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	29,400	431,004
Tenneco Automotive, Inc.*	18,900	325,836
		756,840
Automobiles 0.5%
Harley-Davidson, Inc.	44,900	2,727,675
Monaco Coach Corp.	17,500	359,975
		3,087,650
Distributors 0.0%
Handleman Co.	3,700	79,476
Hotels Restaurants & Leisure 1.1%
Alliance Gaming Corp.*	29,800	411,538
Ameristar Casinos, Inc.	8,100	349,191
California Pizza Kitchen, Inc.*	16,200	372,600
CEC Entertainment, Inc.*	12,900	515,613
International Game Technology	55,000	1,890,900
Jack in the Box, Inc.*	1,700	62,679
McDonald's Corp.	63,900	2,048,634
YUM! Brands, Inc.	41,300	1,948,534
		7,599,689
Household Durables 0.1%
American Woodmark Corp.	1,900	82,992
Fortune Brands, Inc.	7,500	578,850
Hooker Furniture Corp.	6,900	156,630
		818,472
Internet & Catalog Retail 0.3%
eBay, Inc.*	17,400	2,023,272
J. Jill Group, Inc.*	14,000	208,460
		2,231,732
Leisure Equipment & Products 0.0%
Arctic Cat, Inc.	6,300	167,076
RC2 Corp.*	2,500	81,500
		248,576
Media 1.3%
Comcast Corp. "A"*	46,900	1,540,196
McGraw-Hill Companies, Inc.	25,300	2,315,962
Mediacom Communications Corp. "A"*	34,300	214,375
Omnicom Group, Inc.	29,800	2,512,736
Reader's Digest Association, Inc.	27,100	376,961
Salem Communications Corp. "A"*	2,500	62,375
Viacom, Inc. "B"	42,762	1,556,109
		8,578,714
Multiline Retail 1.5%
Family Dollar Stores, Inc.	102,300	3,194,829
Kirkland's, Inc.*	3,800	46,702
Kohl's Corp.*	15,900	781,803
May Department Stores Co.	87,100	2,560,740
Target Corp.	70,800	3,676,644
		10,260,718
Specialty Retail 2.2%
Aeropostale, Inc.*	10,200	300,186
Bed Bath & Beyond, Inc.*	13,600	541,688
Cato Corp. "A"	15,800	455,356
Charlotte Russe Holding, Inc.*	23,600	238,360
Charming Shoppes, Inc.*	35,700	334,509
Dick's Sporting Goods, Inc.*	2,300	80,845
GameStop Corp.*	2,600	58,136
Home Depot, Inc.	11,800	504,332
Limited Brands	105,100	2,419,402
Lowe's Companies, Inc.	92,700	5,338,593
Sherwin-Williams Co.	62,500	2,789,375
Stage Stores, Inc.*	1,400	58,128
Staples, Inc.	36,900	1,243,899
Stein Mart, Inc.*	19,700	336,082
Too, Inc.*	15,700	384,022
Trans World Entertainment Corp.*	13,200	164,604
		15,247,517
Textiles, Apparel & Luxury Goods 0.2%
Cherokee, Inc.	900	31,752
Guess?, Inc.*	21,400	268,570
Perry Ellis International, Inc.*	1,400	28,490
Skechers USA, Inc. "A"*	24,700	320,112
Wolverine World Wide, Inc.	11,500	361,330
		1,010,254
Consumer Staples 5.0%
Beverages 0.6%
Boston Beer Co., Inc. "A"*	5,100	108,477
PepsiCo, Inc.	74,950	3,912,390
		4,020,867
Food & Staples Retailing 1.1%
Casey's General Stores, Inc.	7,000	127,050
Nash-Finch Co.	7,000	264,320
Pantry, Inc.*	13,600	409,224
Wal-Mart Stores, Inc.	91,700	4,843,594
Walgreen Co.	51,200	1,964,544
		7,608,732
Food Products 2.0%
ConAgra Foods, Inc.	105,800	3,115,810
Dean Foods Co.*	13,000	428,350
General Mills, Inc.	78,100	3,882,351
Hershey Foods Corp.	22,500	1,249,650
Kellogg Co.	30,100	1,344,266
Lance, Inc.	23,300	443,399
Sara Lee Corp.	128,200	3,094,748
		13,558,574
Household Products 1.3%
Colgate-Palmolive Co.	26,500	1,355,740
Kimberly-Clark Corp.	57,200	3,764,332
Procter & Gamble Co.	68,400	3,767,472
		8,887,544
Personal Products 0.0%
Elizabeth Arden, Inc.*	13,500	320,490
Energy 5.2%
Energy Equipment & Services 1.1%
Baker Hughes, Inc.	46,400	1,979,888
Cal Dive International, Inc.*	11,100	452,325
Nabors Industries Ltd.*	37,900	1,943,891
Schlumberger Ltd.	35,500	2,376,725
Transocean, Inc.*	22,400	949,536
		7,702,365
Oil & Gas 4.1%
BP PLC (ADR)	36,800	2,149,120
Burlington Resources, Inc.	48,100	2,092,350
Callon Petroleum Co.*	12,000	173,520
ChevronTexaco Corp.	48,700	2,557,237
Cimarex Energy Co.*	12,100	458,590
Comstock Resources, Inc.*	19,700	434,385
ConocoPhillips	46,900	4,072,327
Devon Energy Corp.	57,900	2,253,468
EOG Resources, Inc.	28,700	2,048,032
ExxonMobil Corp.	101,200	5,187,512
Houston Exploration Co.*	9,100	512,421
Meridian Resource Corp.*	29,300	177,265
Overseas Shipholding Group, Inc.	8,700	480,240
Remington Oil & Gas Corp.*	15,600	425,100
Royal Dutch Petroleum Co. (NY Shares)	48,000	2,754,240
Southwestern Energy Co.*	11,100	562,659
Tesoro Petroleum Corp.*	12,000	382,320
Vintage Petroleum, Inc.	18,500	419,765
Whiting Petroleum Corp.*	15,200	459,800
		27,600,351
Financials 11.7%
Banks 4.9%
AmSouth Bancorp.	68,100	1,763,790
Bank Mutual Corp.	3,300	40,161
Bank of America Corp.	183,100	8,603,869
Banner Corp.	5,300	165,307
BB&T Corp.	47,700	2,005,785
Capitol Bancorp., Ltd.	600	21,132
Central Pacific Financial Corp.	500	18,085
Chemical Financial Corp.	2,300	98,716
Citizens Banking Corp.	2,900	99,615
Columbia Banking System, Inc.	2,200	54,978
Community Bank System, Inc.	3,600	101,700
CVB Financial Corp.	9,600	254,976
Dime Community Bancshares	2,400	42,984
Downey Financial Corp.	4,800	273,600
East West Bancorp., Inc.	2,300	96,508
Fidelity Bancshares, Inc.	2,000	85,520
First BanCorp.	9,800	622,398
First Community Bancorp.	2,500	106,750
First Merchants Corp.	800	22,640
FirstFed Financial Corp.*	10,400	539,448
Frontier Financial Corp.	1,800	69,498
Glacier Bancorp., Inc.	5,000	170,200
Hanmi Financial Corp.	9,900	355,806
Harbor Florida Bancshares, Inc.	7,000	242,270
Independent Bank Corp.	1,500	50,625
Integra Bank Corp.	2,400	55,464
MBT Financial Corp.	1,400	32,578
National City Corp.	57,100	2,144,105
National Penn Bancshares, Inc.	2,900	80,330
Pacific Capital Bancorp.	1,200	40,788
PFF Bancorp., Inc.	3,100	143,623
PNC Financial Services Group	71,700	4,118,448
Prosperity Bancshares, Inc.	1,200	35,052
Provident Bankshares Corp.	1,100	40,007
Republic Bancorp., Inc. "A"	1,300	33,410
Republic Bancorp., Inc.	20,900	319,352
Silicon Valley Bancshares*	8,400	376,488
Southwest Bancorporation. of Texas, Inc.	3,300	76,857
Sterling Bancshares, Inc.	11,100	158,397
Sterling Financial Corp.*	2,600	102,076
SunTrust Banks, Inc.	28,900	2,135,132
Texas Capital Bancshares, Inc.*	3,100	67,022
TierOne Corp.	2,500	62,125
Trustmark Corp.	6,200	192,634
Umpqua Holdings Corp.	3,600	90,756
United Community Banks, Inc.	1,700	45,781
US Bancorp.	94,900	2,972,268
Wachovia Corp.	68,300	3,592,580
WesBanco, Inc.	3,300	105,501
Westamerica Bancorp.	6,800	396,508
WSFS Financial Corp.	3,500	211,120
		33,534,763
Capital Markets 1.3%
Bear Stearns Companies, Inc.	20,800	2,128,048
Goldman Sachs Group, Inc.	8,400	873,936
Investment Technology Group, Inc.*	9,700	194,000
Lehman Brothers Holdings, Inc.	10,800	944,784
Merrill Lynch & Co., Inc.	49,600	2,964,592
Morgan Stanley	29,000	1,610,080
		8,715,440
Consumer Finance 0.6%
American Express Co.	66,700	3,759,879
ASTA Funding, Inc.	4,400	118,096
		3,877,975
Diversified Financial Services 2.8%
Accredited Home Lenders Holding Co.*	9,500	471,960
Citigroup, Inc.	190,366	9,171,834
F.N.B. Corp.	4,300	87,548
Fannie Mae	34,700	2,470,987
Freddie Mac	32,400	2,387,880
JPMorgan Chase & Co.	126,200	4,923,062
		19,513,271
Insurance 1.4%
AFLAC, Inc.	40,800	1,625,472
Allstate Corp.	51,900	2,684,268
American International Group, Inc.	59,774	3,925,358
American Physicians Capital, Inc.*	1,000	36,020
Commerce Group, Inc.	5,500	335,720
LandAmerica Financial Group, Inc.	3,000	161,790
Navigators Group, Inc.*	2,100	63,231
Zenith National Insurance Corp.	11,100	553,224
		9,385,083
Real Estate 0.7%
American Financial Realty Trust (REIT)	4,700	76,046
Amli Residential Properties Trust (REIT)	5,900	188,800
Bedford Property Investors, Inc. (REIT)	2,000	56,820
CarrAmerica Realty Corp. (REIT)	7,500	247,500
Colonial Properties Trust (REIT)	2,500	98,175
Commercial Net Lease Realty (REIT)	7,700	158,620
Cornerstone Realty Income Trust, Inc. (REIT)	5,300	52,894
Corporate Office Properties Trust (REIT)	7,100	208,385
Cousins Properties, Inc. (REIT)	4,900	148,323
EastGroup Properties, Inc. (REIT)	1,900	72,808
Essex Property Trust, Inc. (REIT)	3,100	259,780
FelCor Lodging Trust, Inc. (REIT)*	9,900	145,035
Gables Residential Trust (REIT)	5,500	196,845
Glenborough Realty Trust, Inc. (REIT)	3,900	82,992
Glimcher Realty Trust (REIT)	3,400	94,214
Healthcare Realty Trust, Inc. (REIT)	6,300	256,410
Heritage Property Investment Trust (REIT)	5,000	160,450
Highwoods Properties, Inc. (REIT)	8,600	238,220
Jones Lang LaSalle, Inc.*	1,100	41,151
Kilroy Realty Corp. (REIT)	4,600	196,650
Kramont Realty Trust (REIT)	1,100	25,740
Lexington Corporate Properties Trust (REIT)	9,000	203,220
LTC Properties, Inc. (REIT)	1,400	27,874
Nationwide Health Properties, Inc. (REIT)	10,200	242,250
Newcastle Investment Corp. (REIT)	6,500	206,570
OMEGA Healthcare Investors, Inc. (REIT)	2,600	30,680
Parkway Properties, Inc. (REIT)	2,700	137,025
Prentiss Properties Trust (REIT)	2,900	110,780
Senior Housing Properties Trust (REIT)	10,300	195,082
Sun Communities, Inc. (REIT)	4,400	177,100
Town & Country Trust (REIT)	2,500	69,075
Trammell Crow Co.*	3,400	61,574
Urstadt Biddle Properties, "A" (REIT)	1,200	20,460
US Restaurant Properties, Inc. (REIT)	1,700	30,702
Washington Real Estate Investment Trust (REIT)	6,700	226,929
		4,745,179
Health Care 9.7%
Biotechnology 1.4%
Amgen, Inc.*	14,500	930,175
Biogen Idec, Inc.*	25,700	1,711,877
deCODE genetics, Inc.*	12,100	94,501
Genentech, Inc.*	72,800	3,963,232
Gilead Sciences, Inc.*	66,500	2,326,835
Regeneron Pharmaceuticals, Inc.*	21,400	197,094
Third Wave Technologies*	26,000	223,600
		9,447,314
Health Care Equipment & Supplies 2.4%
Advanced Medical Optics, Inc.*	3,000	123,420
Align Technology, Inc.*	11,800	126,850
Baxter International, Inc.	156,200	5,395,148
Biosite, Inc.*	5,500	338,470
Boston Scientific Corp.*	45,400	1,613,970
C.R. Bard, Inc.	18,200	1,164,436
Haemonetics Corp.*	12,200	441,762
Hospira, Inc.*	6,620	221,770
Immucor, Inc.*	3,750	88,163
Medtronic, Inc.	45,700	2,269,919
Palomar Medical Technologies, Inc.*	2,700	70,389
PolyMedica Corp.	9,200	343,068
VISX, Inc.*	13,858	358,506
Waters Corp.*	19,000	889,010
West Pharmaceutical Services, Inc.	2,800	70,084
Zimmer Holdings, Inc.*	37,400	2,996,488
		16,511,453
Health Care Providers & Services 1.1%
Amedisys, Inc.*	11,000	356,290
Centene Corp.*	14,400	408,240
Cerner Corp.*	6,800	361,556
Chemed Corp.	6,400	429,504
Genesis HealthCare Corp.*	1,200	42,036
Healthcare Service Group, Inc.	1,900	39,596
IDX Systems Corp.*	7,100	244,666
Lifeline Systems, Inc.*	3,000	77,280
MedCath Corp.*	11,200	275,968
Merge Technologies, Inc.*	6,900	153,525
Option Care, Inc.	17,600	302,544
PDI, Inc.*	7,500	167,100
RehabCare Group, Inc.*	4,700	131,553
Res-Care, Inc.*	21,900	333,318
SFBC International, Inc.*	8,500	335,750
Sierra Health Services, Inc.*	1,100	60,621
UnitedHealth Group, Inc.	48,600	4,278,258
		7,997,805
Pharmaceuticals 4.8%
Abbott Laboratories	135,800	6,335,070
Alpharma, Inc. "A"	18,100	306,795
Bone Care International, Inc.*	4,300	119,755
Bristol-Myers Squibb Co.	171,200	4,386,144
Connetics Corp.*	13,800	335,202
Eli Lilly & Co.	21,500	1,220,125
Enzon Pharmaceuticals, Inc.*	21,000	288,120
First Horizon Pharmaceutical Corp.*	8,400	192,276
Johnson & Johnson	130,754	8,292,419
Kos Pharmaceuticals, Inc.*	6,000	225,840
Noven Pharmaceuticals, Inc.*	13,500	230,310
Perrigo Co.	21,700	374,759
Pfizer, Inc.	237,700	6,391,753
POZEN, Inc.*	23,600	171,572
Rigel Pharmaceuticals, Inc.*	5,800	141,636
United Therapeutics Corp.*	7,300	329,595
Valeant Pharmaceuticals International	14,500	382,075
Wyeth	69,700	2,968,523
		32,691,969
Industrials 6.6%
Aerospace & Defense 1.2%
HEICO Corp.	6,000	135,540
Honeywell International, Inc.	125,200	4,433,332
Teledyne Technologies, Inc.*	900	26,487
United Technologies Corp.	35,000	3,617,250
		8,212,609
Air Freight & Logistics 0.3%
FedEx Corp.	23,200	2,284,968
Airlines 0.1%
America West Holdings Corp. "B"*	22,200	146,076
Frontier Airlines, Inc.*	20,300	231,623
Pinnacle Airlines Corp.*	5,400	75,276
		452,975
Commercial Services & Supplies 1.2%
aQuantive, Inc.*	8,700	77,778
Avery Dennison Corp.	40,800	2,446,776
Brady Corp. "A"	4,500	281,565
Coinstar, Inc.*	12,600	338,058
Duratek, Inc.*	7,100	176,861
Electro Rent Corp.	1,900	27,037
Euronet Worldwide, Inc.*	11,700	304,434
Heidrick & Struggles International, Inc.*	4,400	150,788
Navigant Consulting, Inc.*	14,300	380,380
NCO Group, Inc.*	13,400	346,390
NuCo2, Inc.*	16,000	355,040
Pitney Bowes, Inc.	51,400	2,378,792
Stewart Enterprises, Inc. "A"*	20,400	142,596
TeleTech Holdings, Inc.*	27,000	261,630
Ventiv Health, Inc.*	10,400	211,328
		7,879,453
Construction & Engineering 0.1%
Dycom Industries, Inc.*	13,300	405,916
Perini Corp.*	21,500	358,835
		764,751
Electrical Equipment 0.4%
Artesyn Technologies, Inc.*	24,200	273,460
Emerson Electric Co.	36,700	2,572,670
		2,846,130
Industrial Conglomerates 2.5%
3M Co.	18,300	1,501,881
Blount International, Inc.*	2,500	43,550
General Electric Co.	339,100	12,377,150
Textron, Inc.	42,400	3,129,120
Tredegar Corp.	2,400	48,504
		17,100,205
Machinery 0.5%
Actuant Corp. "A"*	7,400	385,910
Astec Industries, Inc.*	18,700	321,827
Caterpillar, Inc.	10,200	994,602
Kennametal, Inc.	9,900	492,723
Terex Corp.*	10,700	509,855
The Manitowoc Co., Inc.	11,400	429,210
Wabash National Corp.*	12,100	325,853
Wabtec Corp.	2,300	49,036
		3,509,016
Marine 0.1%
Kirby Corp.*	11,500	510,370
Road & Rail 0.1%
Knight Transportation, Inc.	17,500	434,000
Old Dominion Freight Line, Inc.*	16,400	570,720
		1,004,720
Trading Companies & Distributors 0.1%
United Rentals, Inc.*	17,200	325,080
WESCO International, Inc.*	11,100	329,004
		654,084
Information Technology 11.0%
Communications Equipment 1.4%
Anaren, Inc.*	3,500	45,360
Aspect Communications Corp.*	17,500	194,950
Belden CDT, Inc.	13,900	322,480
Cisco Systems, Inc.*	147,500	2,846,750
CommScope, Inc.*	14,300	270,270
Ditech Communications Corp.*	13,600	203,320
Nokia Oyj (ADR)	192,200	3,011,774
QUALCOMM, Inc.*	61,800	2,620,320
		9,515,224
Computers & Peripherals 2.2%
Dell, Inc.*	36,400	1,533,896
EMC Corp.*	214,300	3,186,641
Hewlett-Packard Co.	146,900	3,080,493
Intergraph Corp.*	10,800	290,844
International Business Machines Corp.	69,000	6,802,020
Komag, Inc.*	6,100	114,558
PalmOne, Inc.*	6,800	214,540
Tyler Technologies, Inc.*	4,300	35,948
		15,258,940
Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	16,600	284,524
BEI Technologies, Inc.	9,600	296,448
LeCroy Corp.*	9,200	214,728
Rofin-Sinar Technologies, Inc.*	9,200	390,540
X-Rite, Inc.	12,100	193,721
		1,379,961
Internet Software & Services 0.2%
Digital River, Inc.*	6,000	249,660
DoubleClick, Inc.*	25,300	196,834
EarthLink, Inc.*	21,500	247,680
eSPEED, Inc. "A"*	14,900	184,313
F5 Networks, Inc.*	5,300	258,216
InfoSpace, Inc.*	4,400	209,220
S1 Corp.*	3,800	34,428
Sohu.com, Inc.*	6,300	111,573
		1,491,924
IT Consulting & Services 1.3%
Accenture Ltd. "A"*	60,600	1,636,200
Automatic Data Processing, Inc.	75,500	3,348,425
CSG Systems International, Inc.*	17,000	317,900
eFunds Corp.*	7,700	184,877
Fiserv, Inc.*	55,800	2,242,602
Paychex, Inc.	23,000	783,840
Sapient Corp.*	19,600	155,036
		8,668,880
Semiconductors & Semiconductor Equipment 2.7%
ADE Corp.*	10,700	200,304
Applied Materials, Inc.*	151,600	2,592,360
Diodes, Inc.*	11,600	262,508
Integrated Device Technology, Inc.*	23,900	276,284
Intel Corp.	338,100	7,908,159
Kulicke & Soffa Industries, Inc.*	22,400	193,088
Linear Technology Corp.	50,100	1,941,876
LTX Corp.*	26,300	202,247
Micrel, Inc.*	21,900	241,338
Microsemi Corp.*	17,000	295,120
OmniVision Technologies, Inc.*	12,700	233,045
Silicon Image, Inc.*	15,900	261,714
Siliconix, Inc.*	1,700	62,033
Standard Microsystems Corp.*	12,300	219,309
Texas Instruments, Inc.	148,500	3,656,070
		18,545,455
Software 3.0%
Adobe Systems, Inc.	8,700	545,838
Ansoft Corp.*	14,500	292,900
Borland Software Corp.*	26,000	303,680
Electronic Arts, Inc.*	42,000	2,590,560
Embarcadero Technologies, Inc.*	25,800	242,778
Epicor Software Corp.*	18,900	266,301
EPIQ Systems, Inc.*	15,800	231,312
Internet Security Systems, Inc.*	8,400	195,300
Interwoven, Inc.*	16,300	177,344
Intuit, Inc.*	25,000	1,100,250
Kronos, Inc.*	7,800	398,814
Macrovision Corp.*	12,600	324,072
Microsoft Corp.	384,800	10,278,008
Oracle Corp.*	105,800	1,451,576
SeaChange International, Inc.*	12,500	218,000
Sonic Solutions*	15,700	352,308
SS&C Technologies, Inc.	11,800	243,670
Symantec Corp.*	59,300	1,527,568
		20,740,279
Materials 2.5%
Chemicals 1.2%
Air Products & Chemicals, Inc.	50,900	2,950,673
Albermarle Corp.	1,500	58,065
Compass Minerals International, Inc.	17,500	424,025
Dow Chemical Co.	30,800	1,524,908
Ecolab, Inc.	42,100	1,478,973
FMC Corp.*	10,400	502,320
Georgia Gulf Corp.	9,700	483,060
Octel Corp.	9,500	197,695
Terra Industries, Inc.*	35,500	315,240
W.R. Grace & Co.*	19,000	258,590
		8,193,549
Containers & Packaging 0.4%
Silgan Holdings, Inc.	2,300	140,208
Sonoco Products Co.	84,600	2,508,390
		2,648,598
Metals & Mining 0.7%
Alcoa, Inc.	101,000	3,173,420
Brush Engineered Materials, Inc.*	18,300	338,550
Century Aluminum Co.*	12,700	333,502
Hecla Mining Co.*	36,300	211,629
Oregon Steel Mills, Inc.*	17,200	348,988
Quanex Corp.	7,400	507,418
Steel Dynamics, Inc.	4,600	174,248
		5,087,755
Paper & Forest Products 0.2%
Buckeye Technologies, Inc.*	4,900	63,749
Deltic Timber Corp.	500	21,225
Pope & Talbot, Inc.	21,700	371,287
Potlatch Corp.	11,400	576,612
		1,032,873
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
CT Communications, Inc.	6,200	76,260
General Communication, Inc. "A"*	26,600	293,664
North Pittsburgh Systems, Inc.	3,000	74,190
PTEK Holdings, Inc.*	26,000	278,460
SBC Communications, Inc.	64,800	1,669,896
Verizon Communications, Inc.	14,800	599,548
		2,992,018
Wireless Telecommunication Services 0.1%
Alamosa Holdings, Inc.*	15,200	189,544
Centennial Communications Corp.*	22,500	178,425
		367,969
Utilities 0.4%
Electric Utilities 0.3%
PNM Resources, Inc.	16,900	427,401
Progress Energy, Inc.	30,800	1,393,392
		1,820,793
Gas Utilities 0.0%
Southern Union Co.*	2,900	69,542
Multi-Utilities 0.1%
Energen Corp.	11,200	660,240
Total Common Stocks (Cost $337,305,575)		409,732,094
	Principal Amount ($)(h)	Value ($)

Corporate Bonds 11.3%
Consumer Discretionary 1.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	155,000	154,225
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	185,000	187,081
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014 (f)	190,000	183,825
Auburn Hills Trust, 12.375%, 5/1/2020	99,000	155,278
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	155,000	156,163
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009	120,000	127,200
Carrols Corp., 144A, 9.0%, 1/15/2013	55,000	56,925
Charter Communications Holdings LLC, Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	405,000	297,675
9.625%, 11/15/2009	330,000	289,575
10.25%, 9/15/2010	535,000	567,100
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	928,000	1,144,313
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	75,000	74,813
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	615,000	628,131
Dex Media East LLC/Financial, 12.125%, 11/15/2012	605,000	737,344
DIMON, Inc., Series B, 9.625%, 10/15/2011	325,000	355,875
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	50,000	52,000
Series D, 9.0%, 5/1/2009	90,000	89,100
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	120,000	121,500
Foot Locker, Inc., 8.5%, 1/15/2022	75,000	82,500
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (f)	225,000	220,781
General Motors Corp., 8.25%, 7/15/2023	150,000	156,251
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	155,000	130,200
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	135,000	101,756
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	37,474	35,597
Jacobs Entertainment Co., 11.875%, 2/1/2009	330,000	372,900
Levi Strauss & Co.:
7.0%, 11/1/2006	135,000	141,750
12.25%, 12/15/2012	15,000	16,688
Mediacom LLC, 9.5%, 1/15/2013 (f)	315,000	316,181
MGM MIRAGE:
8.375%, 2/1/2011 (f)	290,000	326,975
9.75%, 6/1/2007	30,000	33,300
Mothers Work, Inc., 11.25%, 8/1/2010	85,000	82,450
NCL Corp., 144A, 10.625%, 7/15/2014	200,000	200,000
Paxson Communications Corp., 10.75%, 7/15/2008	130,000	136,500
PEI Holding, Inc., 11.0%, 3/15/2010	185,000	215,525
Petro Stopping Centers, 9.0%, 2/15/2012	265,000	280,237
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	65,000	70,363
PRIMEDIA, Inc.:
7.665%**, 5/15/2010	250,000	265,000
8.875%, 5/15/2011	155,000	163,912
Restaurant Co., 11.25%, 5/15/2008	202,675	205,208
Schuler Homes, Inc., 10.5%, 7/15/2011	190,000	216,125
Simmons Bedding Co., 144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	175,000	106,750
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	20,000	21,250
8.75%, 12/15/2011	600,000	653,250
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	245,000	261,231
Toys "R" Us, Inc., 7.375%, 10/15/2018	455,000	420,875
True Temper Sports, Inc., 8.375%, 9/15/2011	95,000	88,350
Trump Holdings & Funding, 12.625%, 3/15/2010*	130,000	140,725
TRW Automotive, Inc., 11.0%, 2/15/2013	220,000	265,100
United Auto Group, Inc., 9.625%, 3/15/2012	150,000	165,750
Venetian Casino Resort LLC, 11.0%, 6/15/2010	170,000	194,013
VICORP Restaurants, Inc., 10.5%, 4/15/2011	95,000	95,475
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	15,000	15,600
Visteon Corp., 7.0%, 3/10/2014	320,000	305,600
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	140,000	149,100
Williams Scotsman, Inc., 9.875%, 6/1/2007	300,000	300,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	130,000	129,350
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	350,000	346,500
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	180,000	183,600
Young Broadcasting, Inc., 8.75%, 1/15/2014	225,000	226,687
		13,217,528
Consumer Staples 0.2%
Church & Dwight Co., Inc., 144A, 6.0%, 12/15/2012	90,000	91,575
Duane Reade, Inc.:
144A, 7.01%**, 12/15/2010	70,000	71,050
144A, 9.75%, 8/1/2011	195,000	177,450
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	75,000	30,750
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013 (f)	200,000	190,500
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	15,000	15,938
Revlon Consumer Products Corp., 9.0%, 11/1/2006	170,000	168,300
Rite Aid Corp., 11.25%, 7/1/2008 (f)	30,000	32,550
Standard Commercial Corp., 8.0%, 4/15/2012	85,000	87,337
Swift & Co., 12.5%, 1/1/2010	160,000	180,800
		1,046,250
Energy 0.7%
Avista Corp., 9.75%, 6/1/2008	20,000	23,189
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	630,000	748,812
Chesapeake Energy Corp.:
6.875%, 1/15/2016	55,000	57,613
9.0%, 8/15/2012	195,000	222,787
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	60,000	59,700
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	20,000	19,250
7.125%, 5/15/2018	230,000	204,988
7.625%, 10/15/2026	55,000	47,781
144A, 9.875%, 7/15/2010	205,000	229,087
Edison Mission Energy, 7.73%, 6/15/2009	410,000	440,750
El Paso Production Holding Corp., 7.75%, 6/1/2013	185,000	193,787
Enterprise Products Operating LP, 7.5%, 2/1/2011	855,000	969,395
Mission Resources Corp., 9.875%, 4/1/2011	165,000	176,138
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	210,000	213,150
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	100,000	84,875
Southern Natural Gas, 8.875%, 3/15/2010	40,000	44,800
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	95,000	94,762
8.25%, 12/15/2011	240,000	259,200
Williams Cos., Inc.:
8.125%, 3/15/2012	235,000	271,425
8.75%, 3/15/2032	100,000	114,875
		4,476,364
Financials 3.8%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	145,000	97,513
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	255,000	265,837
American General Finance Corp., Series H, 4.0%, 3/15/2011	2,060,000	1,997,798
American General Institutional Capital, 144A, 8.125%, 3/15/2046	635,000	831,099
AmeriCredit Corp., 9.25%, 5/1/2009	65,000	69,713
BF Saul (REIT), 7.5%, 3/1/2014	20,000	20,600
Dow Jones CDX:
Series 3-1, 144A, 7.75%, 12/29/2009 (f)	2,170,000	2,231,031
Series 3-3, 144A, 8.0%, 12/29/2009 (f)	4,520,000	4,635,825
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	265,000	284,875
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	290,000	342,072
FINOVA Group, Inc., 7.5%, 11/15/2009	1,485,550	727,919
Ford Motor Credit Co.:
5.8%, 1/12/2009	747,000	763,540
6.875%, 2/1/2006	2,876,000	2,962,855
General Motors Acceptance Corp.:
5.625%, 5/15/2009	930,000	930,033
6.75%, 1/15/2006	1,209,000	1,240,289
6.875%, 9/15/2011	320,000	327,934
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	816,000	807,461
HSBC Bank USA, 5.875%, 11/1/2034	250,000	253,149
LNR Property Corp., 7.625%, 7/15/2013	80,000	90,800
Morgan Stanley, 4.0%, 1/15/2010	737,000	728,628
North Front Pass-Through Trust, 144A, 5.81%, 12/15/2024	750,000	762,686
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	1,702,793	1,695,607
Poster Financial Group, Inc., 8.75%, 12/1/2011	180,000	184,950
PXRE Capital Trust 8.85%, 2/1/2027	145,000	145,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	160,000	132,800
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	70,000	83,125
Radnor Holdings Corp., 11.0%, 3/15/2010	70,000	60,025
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,495,000	1,468,225
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	195,000	171,113
UGS Corp., 144A, 10.0%, 6/1/2012	125,000	142,188
Universal City Development, 11.75%, 4/1/2010	95,000	112,219
Universal City Florida Holding Co., 144A, 7.2%**, 5/1/2010	70,000	72,800
Venoco, Inc., 144A, 8.75%, 12/15/2011	75,000	77,250
Wells Fargo & Co., 4.2%, 1/15/2010	1,254,000	1,259,096
		25,976,055
Health Care 0.2%
AmeriPath, Inc., 10.5%, 4/1/2013	120,000	127,500
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	155,000	155,775
Curative Health Services, Inc., 10.75%, 5/1/2011	100,000	89,500
Encore Medical Corp., 144A, 9.75%, 10/1/2012	95,000	95,950
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	155,000	160,038
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (f)	245,000	258,475
IDI Acquisition Corp., 144A, 10.75%, 12/15/2011	50,000	51,250
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	115,000	116,150
Interactive Health LLC, 144A, 7.25%, 4/1/2011	115,000	100,050
Tenet Healthcare Corp., 6.375%, 12/1/2011	590,000	547,225
		1,701,913
Industrials 1.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	150,000	164,250
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	145,000	151,525
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	635,000	596,900
AMI Semiconductor, Inc., 10.75%, 2/1/2013	50,000	58,750
Avondale Mills, Inc., 144A, 9.0%**, 7/1/2012	35,000	31,500
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	968,321	1,051,049
Browning-Ferris Industries, 7.4%, 9/15/2035	70,000	61,250
Cenveo Corp., 7.875%, 12/1/2013	195,000	181,350
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	290,000	311,750
Collins & Aikman Products, 10.75%, 12/31/2011	180,000	183,600
Continental Airlines, Inc. "B", 8.0%, 12/15/2005 (f)	145,000	141,375
Cornell Companies, Inc., 10.75%, 7/1/2012	205,000	219,094
Corrections Corp. of America, 9.875%, 5/1/2009	160,000	177,600
Dana Corp., 7.0%, 3/1/2029	225,000	224,437
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	30,000	30,000
Erico International Corp., 8.875%, 3/1/2012	125,000	131,250
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	45,000	34,088
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	220,000	217,800
Interface, Inc., 10.375%, 2/1/2010	60,000	69,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	245,000	276,850
Kansas City Southern:
7.5%, 6/15/2009	495,000	519,750
9.5%, 10/1/2008	10,000	11,362
Kinetek, Inc., Series D, 10.75%, 11/15/2006	280,000	273,700
Laidlaw International, Inc., 10.75%, 6/15/2011	20,000	23,350
Millennium America, Inc.:
7.625%, 11/15/2026	270,000	265,950
9.25%, 6/15/2008	190,000	216,125
Remington Arms Co., Inc., 10.5%, 2/1/2011	125,000	120,625
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	155,000	155,000
Ship Finance International Ltd., 8.5%, 12/15/2013	195,000	200,850
SPX Corp.:
6.25%, 6/15/2011	60,000	63,300
7.5%, 1/1/2013	225,000	244,125
Technical Olympic USA, Inc., 10.375%, 7/1/2012	170,000	190,400
Texas Genco LLC, 144A, 6.875%, 12/15/2014	180,000	186,075
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	10,000	11,700
United Rentals North America, Inc.:
6.5%, 2/15/2012	165,000	160,875
7.0%, 2/15/2014	130,000	121,550
7.75%, 11/15/2013	85,000	83,300
		7,161,455
Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	160,000	172,000
Itron, Inc., 144A, 7.75%, 5/15/2012	110,000	111,925
Lucent Technologies, Inc., 6.45%, 3/15/2029	455,000	411,775
Spheris, Inc., 144A, 11.0%, 12/15/2012	90,000	92,250
		787,950
Materials 0.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	145,000	116,000
ARCO Chemical Co., 9.8%, 2/1/2020	760,000	866,400
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	415,000	298,800
Caraustar Industries, Inc., 9.875%, 4/1/2011	160,000	173,600
Constar International, Inc., 11.0%, 12/1/2012	185,000	191,938
Dayton Superior Corp.:
10.75%, 9/15/2008	155,000	165,850
13.0%, 6/15/2009	360,000	374,400
Georgia-Pacific Corp.:
8.0%, 1/15/2024	395,000	458,200
9.375%, 2/1/2013	185,000	215,525
Hercules, Inc.:
6.75%, 10/15/2029	125,000	129,063
11.125%, 11/15/2007	95,000	113,050
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	20,000	23,800
Huntsman International LLC:
144A, 7.375%, 1/1/2015	55,000	55,138
144A, 7.5%, 1/1/2015 EUR	30,000	40,777
Huntsman LLC, 11.625%, 10/15/2010	210,000	248,325
Intermet Corp., 9.75%, 6/15/2009*	55,000	26,950
International Steel Group, Inc., 6.5%, 4/15/2014	315,000	337,837
MMI Products, Inc., Series B, 11.25%, 4/15/2007	125,000	126,875
Neenah Corp., 144A, 11.0%, 9/30/2010	265,000	292,825
Omnova Solutions, Inc., 11.25%, 6/1/2010	225,000	253,125
Owens-Brockway Glass Container, 8.25%, 5/15/2013	50,000	55,000
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	35,000	22,050
Pliant Corp., 11.125%, 9/1/2009	175,000	190,750
Portola Packaging, Inc., 8.25%, 2/1/2012	120,000	94,800
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	210,000	293,649
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	95,000	97,850
TriMas Corp., 9.875%, 6/15/2012	410,000	434,600
United States Steel LLC:
9.75%, 5/15/2010	40,000	45,600
10.75%, 8/1/2008	170,000	200,175
		5,942,952
Telecommunication Services 1.2%
American Cellular Corp., Series B, 10.0%, 8/1/2011	545,000	467,337
American Tower Corp., 144A, 7.125%, 10/15/2012	90,000	92,025
AT&T Corp.:
9.05%, 11/15/2011	190,000	218,737
9.75%, 11/15/2031	180,000	214,875
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	1,140,000	1,211,211
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (f)	640,000	648,000
Dobson Communications Corp., 8.875%, 10/1/2013	175,000	122,938
GCI, Inc., 7.25%, 2/15/2014	130,000	130,000
IWO Escrow Co., 144A, 6.32%**, 1/15/2012	15,000	15,113
LCI International, Inc., 7.25%, 6/15/2007	235,000	228,538
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	95,000	85,975
MCI, Inc., 8.735%, 5/1/2014	600,000	645,000
Nextel Communications, Inc., 5.95%, 3/15/2014	110,000	113,850
Nextel Partners, Inc., 8.125%, 7/1/2011	140,000	155,400
PanAmSat Corp., 144A, 9.0%, 8/15/2014	330,000	368,363
Qwest Corp., 7.25%, 9/15/2025	725,000	705,062
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	100,000	120,250
144A, 14.0%, 12/15/2014	435,000	550,275
Rural Cellular Corp., 9.875%, 2/1/2010	130,000	132,275
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	60,000	50,550
SBC Communications, Inc., 4.125%, 9/15/2009	1,705,000	1,701,888
Triton PCS, Inc., 8.5%, 6/1/2013	35,000	33,775
Ubiquitel Operating Co., 9.875%, 3/1/2011	30,000	33,675
US Unwired, Inc., Series B, 10.0%, 6/15/2012	180,000	202,950
Western Wireless Corp., 9.25%, 7/15/2013	30,000	32,625
		8,280,687
Utilities 1.3%
Calpine Corp.:
8.25%, 8/15/2005 (f)	154,000	155,540
144A, 8.5%, 7/15/2010	230,000	197,225
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,985,000	2,143,498
CMS Energy Corp., 8.5%, 4/15/2011	25,000	28,406
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,820,000	1,787,618
144A, 5.0%, 2/15/2012	1,040,000	1,058,687
Dayton Power & Light Co., 144A, 5.125%, 10/1/2013	960,000	980,815
DPL, Inc., 6.875%, 9/1/2011	315,000	344,022
Midwest Generation LLC, 8.75%, 5/1/2034	85,000	96,475
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	560,000	610,400
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,130,000	1,215,744
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	170,000	194,013
10.0%, 10/1/2009	170,000	201,025
		9,013,468
Total Corporate Bonds (Cost $75,712,856)		77,604,622

Asset Backed 2.2%
Automobile Receivables 0.6%
Daimler Chrysler Auto Trust, "A4", Series 2002-A, 4.49%, 10/6/2008	1,201,000	1,208,410
Drive Auto Receivables Trust, "A3", Series 2004-1, 144A, 3.5%, 8/15/2008	1,390,000	1,393,258
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	690,000	691,359
"A4", Series 2001-4, 4.92%, 8/15/2007	662,406	667,335
"B", Series 2002-1, 5.37%, 1/15/2010	359,298	363,008
		4,323,370
Home Equity Loans 1.6%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,246,987	1,312,402
Centex Home Equity, "A6", Series 2000-B, 7.97%, 7/25/2031	1,919,867	1,967,208
Countrywide Asset-Backed Certificates, "N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	730,685	727,076
Countrywide Home Equity Loan Trust, Series 2004-C, 2.623%**, 1/15/2034	1,436,212	1,433,157
Credit-Based Asset Serving & Securities, "AV1", Series 2004-CB6, 2.511%**, 7/25/2035	1,147,648	1,147,376
First Franklin NIM Trust, Series 2004-FF6A, 144A, 5.75%, 7/25/2034	865,192	866,544
Merrill Lynch Mortgage Investors, Inc., "A2B", Series 2004-HE2, 2.8%**, 8/25/2035	1,475,000	1,476,035
Novastar NIM Trust, Series 2004-N1, 144A, 4.458%, 2/26/2034	188,647	188,932
Park Place Securities NIM Trust, "A", Series 2004-WHQ-1, 144A, 2.53%, 9/25/2034	1,467,373	1,463,704
		10,582,434
Total Asset Backed (Cost $16,119,872)		14,905,804

Foreign Bonds — US$ Denominated 5.1%
Consumer Discretionary 0.2%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	115,000	120,750
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	255,000	288,150
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	235,000	270,250
Shaw Communications, Inc., 8.25%, 4/11/2010	520,000	591,500
Vicap SA, 11.375%, 5/15/2007	25,000	25,313
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	85,000	88,187
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (f)	225,000	217,687
		1,601,837
Consumer Staples 0.0%
Burns Philip Capital Property Ltd., 10.75%, 2/15/2011	150,000	168,750
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	55,000	57,475
		226,225
Energy 0.3%
Gazprom OAO, 144A, 9.625%, 3/1/2013	350,000	413,000
Luscar Coal Ltd., 9.75%, 10/15/2011	15,000	17,025
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	470,000	592,200
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	665,000	758,100
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	150,000	147,000
		1,927,325
Financials 1.6%
Conproca SA de CV, 12.0%, 6/16/2010	125,000	157,500
Deutsche Telekom International Finance BV:
8.5%, 6/15/2010	245,000	291,887
8.75%, 6/15/2030	1,254,000	1,655,854
Eircom Funding, 8.25%, 8/15/2013	165,000	182,325
HSBC Capital Funding LP, 144A, 4.61%, 12/29/2049	1,345,000	1,298,283
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,195,000	1,198,488
Mizuho Financial Group, 8.375%, 12/29/2049	1,995,000	2,186,320
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	190,000	172,425
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	1,020,000	1,001,819
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010	195,000	192,867
144A, 5.125%, 11/15/2014	2,410,000	2,398,420
		10,736,188
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	120,000	124,200
Elan Financial PLC, 144A, 7.75%, 11/15/2011	30,000	31,950
		156,150
Industrials 0.2%
CP Ships Ltd., 10.375%, 7/15/2012	180,000	207,675
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	110,000	117,150
12.5%, 6/15/2012	70,000	81,725
LeGrand SA, 8.5%, 2/15/2025	65,000	76,700
Stena AB:
144A, 7.0%, 12/1/2016	60,000	59,400
9.625%, 12/1/2012	105,000	118,650
Tyco International Group SA:
6.875%, 1/15/2029	519,000	594,520
7.0%, 6/15/2028	156,000	181,372
		1,437,192
Information Technology 0.1%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	205,000	202,950
Magnachip Semiconductor SA:
144A, 6.875%, 12/15/2011	75,000	77,250
144A, 8.0%, 12/15/2014	70,000	72,975
		353,175
Materials 1.1%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	135,000	138,713
Avecia Group PLC, 11.0%, 7/1/2009	415,000	427,450
Cascades, Inc.:
7.25%, 2/15/2013	235,000	249,100
144A, 7.25%, 2/15/2013	15,000	15,900
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	200,000	199,000
Crown Euro Holdings SA, 10.875%, 3/1/2013	140,000	165,550
ISPAT Inland ULC, 9.75%, 4/1/2014	159,000	196,365
Rhodia SA, 8.875%, 6/1/2011	145,000	146,087
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	2,445,000	2,716,661
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	95,000	103,788
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	2,250,000	2,361,060
Tembec Industries, Inc., 8.5%, 2/1/2011	690,000	693,450
		7,413,124
Sovereign Bonds 1.0%
Dominican Republic, 9.04%, 1/23/2013	100,000	83,750
Federative Republic of Brazil:
8.875%, 10/14/2019	215,000	226,610
9.25%, 10/22/2010	340,000	380,120
11.0%, 8/17/2040	290,000	344,085
Government of Ukraine, 7.65%, 6/11/2013	300,000	320,400
Republic of Argentina:
Series BGLO, 8.375%, 12/20/2049*	570,000	185,250
11.75%, 4/7/2009*	610,000	207,400
11.75%, 6/15/2015*	580,000	195,750
Republic of Bulgaria, 8.25%, 1/15/2015	300,000	377,220
Republic of Colombia:
10.75%, 1/15/2013	50,000	59,750
11.75%, 2/25/2020	40,000	51,400
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	280,000	241,500
Republic of Philippines, 9.375%, 1/18/2017	300,000	311,625
Republic of Turkey:
7.25%, 3/15/2015	230,000	236,325
11.75%, 6/15/2010	300,000	376,500
11.875%, 1/15/2030	300,000	432,000
Republic of Venezuela:
9.25%, 9/15/2027	150,000	158,250
10.75%, 9/19/2013	270,000	323,325
Russian Federation, Step-up Coupon, 5% to 3/31/2007, 7.5% to 3/31/2030	430,000	444,792
11.0%, 7/24/2018	250,000	349,550
United Mexican States:
Series A, 6.75%, 9/27/2034	420,000	414,750
8.125%, 12/30/2019	60,000	70,410
8.625%, 3/12/2008	417,000	473,295
11.375%, 9/15/2016	280,000	413,280
		6,677,337
Telecommunication Services 0.5%
Alestra SA de RL de CV, 8.0%, 6/30/2010	35,000	29,663
America Movil SA de CV, Series L, 144A, 5.75%, 1/15/2015	985,000	982,753
Axtel SA, 11.0%, 12/15/2013	220,000	237,050
Embratel, Series B, 11.0%, 12/15/2008	150,000	171,000
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	170,000	167,875
Inmarsat Finance PLC, 7.625%, 6/30/2012	170,000	176,800
Innova S. de R.L., 9.375%, 9/19/2013	105,000	119,437
INTELSAT, 6.5%, 11/1/2013	220,000	200,200
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	355,000	371,419
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	115,000	117,300
Nortel Networks Corp., 6.875%, 9/1/2023	430,000	404,200
Nortel Networks Ltd., 6.125%, 2/15/2006	645,000	656,287
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	125,000	123,750
		3,757,734
Utilities 0.1%
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (f)	360,000	295,200
PacifiCorp Australia LLC, 144A, 6.15%, 1/15/2008	525,000	560,322
		855,522
Total Foreign Bonds — US$ Denominated (Cost $34,480,484)		35,141,809

Foreign Bonds — Non US$ Denominated 0.8%
Consumer Discretionary 0.0%
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	85,000	116,114
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	210,000	305,423
Materials 0.0%
Rhodia SA, 9.25%, 6/1/2011 EUR	135,000	186,710
Sovereign Bonds 0.7%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	2,940,000	205,987
Series MI-10, 8.0%, 12/19/2013 MXN	48,997,000	3,915,101
Republic of Argentina, Step-up Coupon, 8.25% to 7/6/2006, 9.0% to 7/6/2010* EUR	180,000	71,564
8.0%, 2/26/2008* EUR	100,000	39,758
Republic of Colombia, 11.75%, 3/1/2010 COP	141,000,000	61,438
Republic of Romania, 5.75%, 7/2/2010 EUR	110,000	163,318
		4,457,166
Total Foreign Bonds — Non US$ Denominated (Cost $4,887,953)		5,065,413

US Government Backed 4.1%
US Treasury Bills, 1.583%, 1/20/2005 (i)***	89,000	88,922
US Treasury Bond:
6.0%, 2/15/2026	7,998,000	9,161,773
7.25%, 5/15/2016	1,045,000	1,308,047
7.5%, 11/15/2016	170,000	217,248
US Treasury Note:
1.5%, 3/31/2006	2,815,000	2,769,037
3.25%, 1/15/2009 (f)	14,523,000	14,397,056
4.25%, 11/15/2013	260,000	261,635
Total US Government Backed (Cost $27,797,994)		28,203,718
US Government Agency Sponsored Pass-Throughs 2.1%
Federal National Mortgage Association:
5.0% with various maturities from 6/1/2018 until 3/1/2034 (b)	7,248,137	7,226,717
5.5% with various maturities from 9/1/2033 until 6/1/2034 (b)	1,610,965	1,636,554
6.0% with various maturities from 11/1/2017 until 12/1/2032	2,141,303	2,227,133
6.5% with various maturities from 6/1/2017 until 11/1/2033	1,447,903	1,529,401
7.13%, 1/1/2012	1,038,716	1,096,570
8.0%, 9/1/2015	378,934	403,035
Total US Government Agency Sponsored Pass-Throughs (Cost $14,070,446)		14,119,410

Commercial and Non-Agency Mortgage-Backed Securities 1.6%
Chase Commercial Mortgage Securities Corp., "A1", Series 2000-1, 7.656%, 4/15/2032	893,105	919,616
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	920,947	959,797
Countrywide Alternative Loan Trust, "1A1", Series 2004-J1, 6.0%, 2/25/2034	570,259	578,143
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	1,005,656	1,069,314
"A1B", Series 1997-CF1,144A, 7.6%, 5/15/2030	867,173	918,231
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	2,121,161	2,244,070
Master Alternative Loan Trust:
"3A1", Series 2004-5, 6.5%, 6/25/2034	361,164	375,949
"8A1", Series 2004-3, 7.0%, 4/25/2034	663,425	693,070
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	1,226,136	1,236,098
Residential Accredit Loans, Inc., "A5", Series 2002-QS14, 5.125%, 9/25/2032	523,906	525,357
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	650,947	675,357
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.215%, 1/15/2041	354,000	364,463
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $10,695,873)		10,559,465

Collateralized Mortgage Obligations 7.0%
Fannie Mae Grantor Trust, "1A3", Series 2004-T2, 7.0%, 11/25/2043	581,282	615,976
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	1,390,000	1,379,153
"2A", Series 2002-W1, 7.5%, 2/25/2042	928,308	991,721
"5A", Series 2004-W2, 7.5%, 3/25/2044	1,825,483	1,954,042
Federal Home Loan Mortgage Corp.:
"PV", Series 2726, 3.5%, 4/15/2026	1,775,000	1,769,714
"NB", Series 2750, 4.0%, 12/15/2022	390,000	389,484
"TC", Series 2728, 4.0%, 2/15/2023	910,000	909,162
"JA", Series 2828, 4.5%, 7/15/2009	2,212,000	2,242,394
"ME", Series 2691, 4.5%, 4/15/2032	2,661,000	2,546,328
"PE", Series 2727, 4.5%, 7/15/2032	1,345,000	1,282,555
"HG", Series 2543, 4.75%, 9/15/2028	1,350,987	1,362,551
"EG", Series 2836, 5.0%, 12/15/2032	2,490,000	2,468,967
"PE", Series 2777, 5.0%, 4/15/2033	2,550,000	2,532,742
"PG", Series 2734, 5.0%, 7/15/2032	1,783,000	1,772,634
"UE", Series 2764, 5.0%, 10/15/2032	1,910,000	1,899,492
"PE", Series 2512, 5.5%, 2/15/2022	935,000	970,881
"BD", Series 2453, 6.0%, 5/15/2017	360,000	375,631
Federal National Mortgage Association:
"NA", Series 2003-128, 4.0%, 8/25/2009	2,716,000	2,730,188
"TU", Series 2003-122, 4.0%, 5/25/2016	2,092,875	2,113,300
"WB", Series 2003-106, 4.5%, 10/25/2015	2,020,000	2,050,080
"A2", Series 2002-W10, 4.7%, 8/25/2042	15,028	15,016
"1A3", Series 2003-W18, 4.732%, 8/25/2043	1,350,000	1,356,510
"KH", Series 2003-92, 5.0%, 3/25/2032	1,420,000	1,404,476
"PD", Series 2002-31, 6.0%, 11/25/2021	7,000,000	7,238,427
"HM", Series 2002-36, 6.5%, 12/25/2029	120,476	121,917
"1A2", Series 2003-W3, 7.0%, 8/25/2042	726,282	769,630
FHLMC Structured Pass-Through Securities:
"A2B", Series T-56, 4.29%, 7/25/2036	2,065,334	2,071,044
"3A", Series T-58, 7.0%, 9/25/2043	943,197	998,610
Government National Mortgage Association, "GD", Series 2004-26, 5.0%, 11/16/2032	1,202,000	1,201,238
Total Collateralized Mortgage Obligations (Cost $47,104,650)		47,533,863

Municipal Investments 1.9%
Dallas, TX, Airport Revenue, Industrial Airport Facilities, 6.6%, 11/1/2012 (c)	1,635,000	1,822,306
Denver, CO, School District Revenue Lease, School District Number 01, 6.82%, 12/15/2009 (c)	1,600,000	1,790,912
Hoboken, NJ, Core City General Obligation, Series B, 3.8%, 1/1/2008 (c)	1,445,000	1,447,240
Indiana, State General Obligation, Series 3, 5.15%, 7/15/2013 (c)	2,005,000	2,071,285
Myrtle Beach, SC, Hospitality Fee Revenue, Series B, 5.75%, 6/1/2019 (c)	1,440,000	1,484,323
Oregon, School Boards Association, Series A, Zero Coupon, 6/30/2014 (c)	6,855,000	4,258,326
Total Municipal Investments (Cost $12,696,831)		12,874,392

Government National Mortgage Association 0.9%
Government National Mortgage Association:
3.75%, 6/20/2026	1,452,000	1,453,362
5.0% with various maturities from 2/20/2033 until 9/20/2033	2,370,195	2,365,650
6.0%, 7/20/2034	1,765,469	1,828,827
6.5%, 8/20/2034	739,578	777,084
Total Government National Mortgage Association (Cost $6,354,254)		6,424,923

Convertible Bond 0.0%
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006 (Cost $55,000)	55,000	54,450

Other 0.1%
Hercules Trust II (Bond Unit) (Cost $475,081)	570,000	478,800
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A*	15	0
TravelCenters of America, Inc.*	40	200
Total Warrants (Cost $200)		200

Preferred Stocks 0.0%
Paxson Communications Corp. 14.25% (PIK) (Cost $204,188)	27	198,450

Exchange Traded Funds 0.1%
Semiconductor HOLDRs Trust (Cost $875,054)	25,100	837,336

Securities Lending Collateral 3.1%
Daily Assets Fund Institutional, 2.25% (e) (g) (Cost $21,350,405)	21,350,405	21,350,405

Cash Equivalents 4.0%
Scudder Cash Management QP Trust, 2.24% (d) (Cost $27,302,413)	27,302,413	27,302,413
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $637,489,129) (a)	104.2	712,387,567
Other Assets and Liabilities, Net	(4.2)	(28,682,800)
Net Assets	100.0	683,704,767

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. Discounts are not accreted for securities purchased in default.

Bonds in Default as of 12/31/2004:

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost	Value
Intermet Corp.	9.75	6/15/2009	$ 55,000	USD	$ 22,550	$ 26,950
Oxford Automotive, Inc.	12.00	10/15/2010	35,000	USD	16,713	22,050
Republic of Argentina:
	8.00	2/26/2008	100,000	EUR	39,271	39,758
	8.375	12/20/2049	570,000	USD	181,546	185,250
	9.00	7/6/2010	180,000	EUR	70,101	71,564
	11.75	4/7/2009	610,000	USD	201,850	207,400
	11.75	6/15/2015	580,000	USD	193,073	195,750
Trump Holdings & Funding	12.625	3/15/2010	130,000	USD	141,375	140,725
					$ 866,479	$ 889,447

** Floating rate notes are securities whose yields vary with a designated market index or market rate , such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $646,202,643. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $66,184,924. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $74,278,239 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,093,315.

(b) Mortgage dollar rolls included.

(c) Bond is insured by one of these companies:

		As a % of total investment portfolio
AMBAC	AMBAC Assurance Corp.	0.3
FGIC	Financial Guaranty Insurance Company	1.0
MBIA	Municipal Bond Investors Assurance	0.5

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $20,881,035, which is 3.1% of total net assets.

(g) Represents collateral held in connection with securities lending.

(h) Principal amount stated in US dollars unless otherwise noted.

(i) At December 31, 2004, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contract.

Included in the portfolio are investments in mortgage-or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation (US$)
Russell 2000 Index	3/5/2005	6	1,967,352	1,961,850	(5,502)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipts

REIT: Real Estate Investment Trust

HOLDRs: Holding Company Depositary Receipts

PIK: Denotes that interest or dividend is paid in kind

Currency Abbreviations
COP	Colombian Peso	MXN	Mexican Peso
EUR	Euro	USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $588,836,311) — including $20,881,035 of securities loaned	$ 663,734,749
Investments in Scudder Cash Management QP Trust (cost $27,302,413)	27,302,413
Investments in Daily Assets Fund Institutional (cost $21,350,405)*	21,350,405
Total investments in securities, at value (cost $637,489,129)	712,387,567
Foreign currency, at value (cost $135,116)	136,482
Receivable for investments sold	9,926,774
Dividends receivable	590,580
Interest receivable	2,888,071
Receivable for Fund shares sold	151,587
Receivable for daily variation margin on open futures contracts	1,350
Unrealized appreciation on forward foreign currency exchange contracts	180,721
Net receivable for closed forward foreign currency exchange contracts	19,021
Other assets	36,812
Total assets	726,318,965
Liabilities
Due to custodian bank	167,766
Payable for investments purchased — mortgage dollar rolls	1,340,261
Deferred mortgage dollar roll income	1,208
Payable for investments purchased	621,092
Payable for Fund shares redeemed	17,915,163
Payable upon securities loaned	21,350,405
Unrealized depreciation on forward foreign currency exchange contracts	255,649
Accrued management fee	282,372
Other accrued expenses and payables	680,282
Total liabilities	42,614,198
Net assets, at value	$ 683,704,767

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2004 (continued)
Net Assets
Net assets consist of: Undistributed net investment income	413,918
Net unrealized appreciation (depreciation) on: Investments	74,898,438
Futures	(5,502)
Foreign currency related transactions	(71,371)
Accumulated net realized gain (loss)	(98,514,663)
Paid-in capital	706,983,947
Net assets, at value	$ 683,704,767
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($327,651,597 ÷ 18,735,068 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.49
Class S Net Asset Value, offering and redemption price per share ($356,053,170 ÷ 20,358,956 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.49

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $118)	$ 6,361,538
Interest	11,099,578
Mortgage dollar roll income	198,246
Interest — Scudder Cash Management QP Trust	275,431
Securities lending income, including income from Daily Assets Fund Institutional	15,005
Total Income	17,949,798
Expenses: Management fee	3,325,773
Custodian and accounting fees	146,595
Auditing	56,602
Legal	12,227
Reports to shareholders	49,502
Registration fees	13,192
Administrative fee	788,241
Services to shareholders	1,452,786
Trustees' fees and expenses	22,101
Other	14,426
Total expenses, before expense reductions	5,881,445
Expense reductions	(39,671)
Total expenses, after expense reductions	5,841,774
Net investment income	12,108,024
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	40,863,251
Futures	224,091
Foreign currency related transactions	(9,641)
41,077,701
Net unrealized appreciation (depreciation) during the period on: Investments	(9,695,255)
Futures	(5,502)
Foreign currency related transactions	(71,371)
(9,772,128)
Net gain (loss) on investment transactions	31,305,573
Net increase (decrease) in net assets resulting from operations	$ 43,413,597

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income	$ 12,108,024	$ 9,680,148
Net realized gain (loss) on investment transactions	41,077,701	(16,796,639)
Net unrealized appreciation (depreciation) during the period on investment transactions	(9,772,128)	119,264,366
Net increase (decrease) in net assets resulting from operations	43,413,597	112,147,875
Distributions to shareholders from: Net investment income: Class AARP	(6,364,872)	(4,884,205)
Class S	(7,176,794)	(6,129,360)
Fund share transactions: Proceeds from shares sold	102,938,209	114,307,281
Reinvestment of distributions	12,753,828	10,387,000
Cost of shares redeemed	(198,207,101)	(170,703,039)
Net increase (decrease) in net assets from Fund share transactions	(82,515,064)	(46,008,758)
Increase (decrease) in net assets	(52,643,133)	55,125,552
Net assets at beginning of period	736,347,900	681,222,348
Net assets at end of period (including undistributed net investment income of $413,918 and $611,430, respectively)	$ 683,704,767	$ 736,347,900

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2004	2003	2002	2001[d]	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.75	$ 14.51	$ 17.48	$ 19.26	$ 21.46
Income (loss) from investment operations: Net investment income[b]	.29	.21	.31	.41	.18
Net realized and unrealized gain (loss) on investment transactions	.78	2.28	(2.94)	(1.59)	(1.42)
Total from investment operations	1.07	2.49	(2.63)	(1.18)	(1.24)
Less distributions from: Net investment income	(.33)	(.25)	(.34)	(.43)	(.21)
Net realized gains on investment transactions	—	—	—	(.17)	(.75)
Total distributions	(.33)	(.25)	(.34)	(.60)	(.96)
Net asset value, end of period	$ 17.49	$ 16.75	$ 14.51	$ 17.48	$ 19.26
Total Return (%)	6.46	17.26	(15.18)	(6.02)	(5.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	328	332	298	409	499
Ratio of expenses (%)	.84	.92	.78	.77	.72c*
Ratio of net investment income (%)	1.70	1.39	1.98	2.29	2.45*
Portfolio turnover rate (%)	136[e]	103	150	112	131

[a] For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.

[b] Based on average shares outstanding during the period.

[c] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .77%.

[d] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[e] The portfolio turnover rate including mortgage dollar roll transactions was 146% for the period ended December 31, 2004.

* Annualized

** Not annualized

Class S
Years Ended December 31,	2004	2003	2002	2001[c]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 16.74	$ 14.50	$ 17.48	$ 19.25	$ 21.15
Income (loss) from investment operations:
Net investment income[a]	.29	.21	.31	.41	.38
Net realized and unrealized gain (loss) on investment transactions	.79	2.28	(2.95)	(1.58)	(.87)
Total from investment operations	1.08	2.49	(2.64)	(1.17)	(.49)
Less distributions from: Net investment income	(.33)	(.25)	(.34)	(.43)	(.37)
Net realized gains on investment transactions	—	—	—	(.17)	(1.04)
Total distributions	(.33)	(.25)	(.34)	(.60)	(1.41)
Net asset value, end of period	$ 17.49	$ 16.74	$ 14.50	$ 17.48	$ 19.25
Total Return (%)	6.52	17.19	(15.13)	(6.02)	(2.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	356	404	383	512	520
Ratio of expenses before expense reductions (%)	.83	.92	.78	.77	1.17[b]
Ratio of expenses after expense reductions (%)	.82	.92	.78	.77	1.17[b]
Ratio of net investment income (%)	1.72	1.39	1.98	2.29	1.85
Portfolio turnover rate (%)	136[d]	103	150	112	131

[a] Based on average shares outstanding during the period.

[b] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.14%.

[c] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 146% for the period ended December 31, 2004.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Shares of Class AARP are designed for members of AARP. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Account Management Resources.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $89,843,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($41,012,000), December 31, 2010 ($262,000) and December 31, 2011 ($48,569,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 307,052
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ 89,843,000
Net unrealized appreciation (depreciation) on investments	$ 66,184,924

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended December 31,
	2004	2003
Distributions from ordinary income*	$ 13,541,666	$ 11,013,565

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $637,997,035 and $731,077,199, respectively. Purchases and sales of US Treasury obligations aggregated $306,118,858 and $299,323,388, respectively. Purchases and sales of mortgage dollar rolls aggregated $69,090,235 and $69,374,301, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.47% of the first $1,500,000,000 of the Fund's average daily net assets, 0.445% of the next $500,000,000 of such net assets and 0.42% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of .47% of the Fund's average daily net assets.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $259 and $227, respectively.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.445% of the average daily net assets for each class computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the year ended December 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class AARP	$ 374,800
Class S	413,441
$ 788,241

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.915% of average daily net assets for Class S and AARP shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend-paying agent functions to DST. SSC compensates DST out of the shareholder servicing fee it receives from the Fund. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the year ended December 31, 2004, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2004
Class AARP	670,006	269,016
Class S	717,642	287,919
	$ 1,387,648	$ 556,935

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund for the year ended December 31, 2004, by SFAC for accounting services aggregated $118,547, of which $59,963 is unpaid.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program for Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Fund $6,196, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Advisor reimbursed expenses of $31,497 for Class S shares.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the Fund's custodian fees were reduced by $1,978 for custodian credits earned.

E. Forward Foreign Currency Exchange Contracts

As of December 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
NZD	909,898	AUD	851,000	1/27/2005	19,942
AUD	830,000	NZD	911,905	1/27/2005	5,163
USD	6,500	EUR	4,861	1/27/2005	108
USD	665,028	EUR	500,000	1/27/2005	14,720
USD	649,205	INR	29,000,000	1/27/2005	16,587
USD	1,986,678	JPY	204,300,000	1/27/2005	10,867
USD	664,267	JPY	69,400,000	1/27/2005	14,292
AUD	830,000	NZD	911,905	1/27/2005	2,244
USD	1,309,904	RUB	36,900,000	1/27/2005	21,683
USD	1,319,349	SEK	9,070,000	1/27/2005	45,835
EUR	501,105	SEK	4,490,000	1/27/2005	13,929
USD	654,432	TWD	21,200,000	1/27//2005	15,351
Total unrealized appreciation					180,721
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
NZD	2,791,404	AUD	2,520,000	1/27/2005	(1,932)
EUR	310,000	USD	408,000	1/27/2005	(13,443)
EUR	501,105	SEK	4,490,000	1/27/2005	(19,359)
EUR	500,000	USD	664,240	1/27/2005	(15,508)
EUR	308,663	USD	398,745	3/9/2005	(21,097)
EUR	401,392	USD	521,442	3/9/2005	(24,532)
EUR	25,969	USD	34,579	5/27/2005	(796)
GBP	355,000	USD	656,821	1/27/2005	(23,450)
JPY	68,000,000	USD	660,515	1/27/2005	(4,358)
MXN	2,450,000	USD	212,205	1/27/2005	(3,538)
MXN	30,291,750	USD	2,603,726	3/9/2005	(81,240)
NZD	909.898	AUD	851,000	1/27/2005	(9,479)
NZD	2,791,404	AUD	2,520,000	1/27/2005	(36,917)
Total unrealized depreciation					(255,649)
Currency Abbreviations
AUD	Australian Dollar	NZD	New Zealand Dollar
EUR	Euro	RUB	Russian Ruble
GBP	Great British Pound	SEK	Swedish Krona
INR	Indian Rupee	TWD	Taiwan Dollar
JPY	Japanese Yen	USD	United States Dollar
MXN	Mexican Peso

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,277,983	$ 21,702,869	1,750,855	$ 27,620,758
Class S	4,809,041	81,235,340	5,717,330	86,686,523
		$ 102,938,209		$ 114,307,281
Shares issued to shareholders in reinvestment of distributions
Class AARP	334,564	$ 5,694,112	278,776	$ 4,362,324
Class S	415,306	7,059,716	385,324	6,024,676
		$ 12,753,828		$ 10,387,000
Shares redeemed
Class AARP	(2,727,291)	$ (46,262,025)	(2,747,069)	$ (42,331,462)
Class S	(8,991,531)	(151,945,076)	(8,372,675)	(128,371,577)
		$ (198,207,101)		$ (170,703,039)
Net increase (decrease)
Class AARP	(1,114,744)	$ (18,865,044)	(717,438)	$ (10,348,380)
Class S	(3,767,184)	(63,650,020)	(2,270,021)	(35,660,378)
		$ (82,515,064)		$ (46,008,758)

H. Ownership of the Fund

At December 31, 2004, one shareholder held approximately 25% of the outstanding shares of the Fund.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

J. Subsequent Event

On December 13, 2004, the Board of the Scudder Balanced Fund (the Fund) approved the merger of the Fund into Scudder Total Return Fund.

On February 24, 2005 the Fund's shareholders approved the reorganization of the Fund into Scudder Total Return Fund. The merger is expected to occur on or about March 11, 2005.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Balanced Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note J, the Shareholders of Scudder Balanced Fund (the "Fund") approved the merger of the Fund into Scudder Total Return Fund subsequent to the year-end.

Boston, Massachusetts February 28, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

For Federal Income tax purposes, the Fund designates approximately $6,400,000, or the maximum amount under tax law, as qualified divided income.

For corporate shareholders, 46% of the income dividends paid during the Fund's fiscal year ended December 31, 2004, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	46
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46
Jean C. Tempel (1943) Trustee, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		46
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Philip Gallo[3] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ABLNX	SCBAX
Fund Number	162	062
Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder Portfolio Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                              SCUDDER BALANCED FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal Year       Audit Fees    Audit-Related    Tax Fees       All Other
      Ended            Billed       Fees Billed     Billed to      Fees Billed
   December 31,       to Fund         to Fund         Fund          to Fund
--------------------------------------------------------------------------------
2004                  $59,000         $185          $7,200             $0
--------------------------------------------------------------------------------
2003                  $41,800        $1,237         $6,900             $0
---------------------------------------------------------------------------- ---

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-Related          Tax Fees           All Other
                        Fees Billed           Billed to        Fees Billed
                        to Adviser           Adviser and      to Adviser and
  Fiscal              and Affiliated         Affiliated         Affiliated
 Year Ended            Fund Service         Fund Service       Fund Service
December 31,            Providers             Providers          Providers
--------------------------------------------------------------------------------
2004                     $431,907               $0                  $0
--------------------------------------------------------------------------------
2003                     $538,457               $0                  $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                     Total
                                   Non-Audit
                                Fees billed to
                                  Adviser and
                                Affiliated Fund         Total
                               Service Providers      Non-Audit
                                 (engagements        Fees billed
                                    related        to Adviser and
                                directly to the    Affiliated Fund
                    Total       operations and         Service
                  Non-Audit        financial         Providers
                Fees Billed        reporting         (all other       Total of
   Fiscal         to Fund        of the Fund)       engagements)      (A), (B
 Year Ended
December 31,         (A)              (B)                (C)           and (C)
--------------------------------------------------------------------------------
2004                $7,200             $0              $253,272         $260,472
--------------------------------------------------------------------------------
2003                $6,900             $0             $3,967,000      $3,973,900
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Balanced Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Balanced Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005